2/28 ARMS                 %              83.02%
                         3/27 ARMS                 %              15.88%
                         OTHER HYBRID ARMS         %               1.10%
INDEX                    1-MONTH LIBOR             %                   0
                         6-MONTH LIBOR             %              99.70%
                         OTHER INDEX               %               0.30%

                                                             DATA             DATA
Loan Balance Distribution$ 0-25,000              # & %       $ 48,987.55           0.01%
                         $ 25,001-50,000         # & %    $ 3,905,821.16           0.49%
                         $ 50,001-75,000         # & %    $51,657,848.65           6.42%
                         $ 75,001-100,000        # & %    $89,259,328.95          11.09%
                         $ 100,001-150,000       # & %   $189,337,460.40          23.53%
                         $ 150,001-200,000       # & %   $164,117,046.63          20.39%
                         $ 200,001-250,000       # & %   $123,884,153.43          15.39%
                         $ 250,001-300,000       # & %    $87,107,456.66          10.82%
                         $ 300,001-350,000       # & %    $48,679,708.21           6.05%
                         $ 350,001-400,000       # & %    $29,502,862.90           3.67%
                         $ 400,001-450,000       # & %    $ 9,843,913.88           1.22%
                         $ 450,001-500,000       # & %    $ 5,758,025.68           0.72%
                         $ 500,001-550,000       # & %    $ 1,053,950.00           0.13%
                         $ 550,001-600,000       # & %               $ -           0.00%
                         $ 600,001-650,000       # & %      $ 636,700.00           0.08%
                         $ 650,001-700,000       # & %               $ -           0.00%
                         $ 700,001-750,000       # & %               $ -           0.00%
                         $ 750,001-800,000       # & %               $ -           0.00%
                         $ 800,001-850,000       # & %               $ -           0.00%
                         $ 850,001-900,000       # & %               $ -           0.00%
                         $ 900,001-950,000       # & %               $ -           0.00%
                         $ 950,001-1,000,000     # & %               $ -           0.00%
                         > $ 1,000,001           # & %               $ -           0.00%

GEOGRAPHIC DISTRIBUTION  AK                        %               1.32%
                         AL                        %               0.06%
                         AR                        %               2.97%
                         AZ                        %               0.27%
                         CA                        %              23.06%
                         CO                        %               1.91%
                         CT                        %               1.07%
                         DC                        %               0.09%
                         DE                        %               0.36%
                         FL                        %               6.20%
                         GA                        %               3.62%
                         HI                        %               0.29%
                         IA                        %               0.36%
                         ID                        %               4.96%
                         IL                        %               1.73%
                         IN                        %               0.56%
                         KS                        %               0.78%
                         KY                        %               0.75%
                         LA                        %               0.89%
                         MA                        %               0.21%
                         MD                        %               2.71%
                         ME                        %               1.49%
                         MI                        %               7.24%
                         MN                        %               4.95%
                         MO                        %               0.71%
                         MS                        %               2.56%
                         MT                        %               0.05%
                         NC                        %               0.24%
                         ND                        %               1.10%
                         NE                        %               0.37%
                         NH                        %               2.18%
                         NJ                        %               0.28%
                         NM                        %               1.97%
                         NV                        %               2.29%
                         NY                        %               0.03%
                         OH                        %               2.63%
                         OK                        %               0.32%
                         OR                        %               0.92%
                         PA                        %               1.19%
                         RI                        %               0.28%
                         SC                        %               0.94%
                         SD                        %               0.04%
                         TN                        %               1.61%
                         TX                        %               3.41%
                         UT                        %               0.69%
                         VA                        %               0.05%
                         VT                        %               3.12%
                         WA                        %               1.68%
                         WI                        %               0.24%
                         WV                        %               3.18%
                         WY                        %               0.09%

Percentage by range                                     Loans without MI

                                               FICOs
                      0-450  451-500 501-550  551-600 601-650  651-700  701-750   750+
                    ---------------------------------------------------------------------
               20    0.00%    0.00%   0.01%    0.02%   0.00%    0.00%    0.00%   0.00%
                    ---------------------------------------------------------------------
                    ---------------------------------------------------------------------
             20-30   0.01%    0.01%   0.07%    0.03%   0.04%    0.02%    0.01%   0.00%
                    ---------------------------------------------------------------------
                    ---------------------------------------------------------------------
             30-40   0.00%    0.01%   0.17%    0.18%   0.06%    0.07%    0.00%   0.00%
                    ---------------------------------------------------------------------
                    ---------------------------------------------------------------------
             40-50   0.02%    0.00%   0.25%    0.46%   0.28%    0.09%    0.03%   0.00%
                    ---------------------------------------------------------------------
                    ---------------------------------------------------------------------
LTVs         50-60   0.01%    0.00%   0.77%    1.33%   0.72%    0.19%    0.10%   0.00%
                    ---------------------------------------------------------------------
                    ---------------------------------------------------------------------
             60-70   0.05%    0.11%   2.17%    2.71%   2.28%    0.68%    0.22%   0.08%
                    ---------------------------------------------------------------------
                    ---------------------------------------------------------------------
             70-80   0.09%    0.07%   4.19%   10.24%   15.36%   5.36%    1.26%   0.18%
                    ---------------------------------------------------------------------
                    ---------------------------------------------------------------------
             80-90   0.01%    0.00%   2.38%   14.70%   15.40%   5.21%    0.87%   0.28%
                    ---------------------------------------------------------------------
                    ---------------------------------------------------------------------
            90-100   0.00%    0.00%   0.00%    0.38%   7.37%    2.64%    0.69%   0.06%
                    ---------------------------------------------------------------------
                    ---------------------------------------------------------------------
               100+
                    ---------------------------------------------------------------------


                                                Loan Count with no MI

                                               FICOs
                      0-450  451-500 501-550  551-600 601-650  651-700  701-750   750+
                    ---------------------------------------------------------------------
              0-20     0        0       2        1       0        1        0       0
                    ---------------------------------------------------------------------
                    ---------------------------------------------------------------------
             20-30     1        1       5        2       6        2        1       0
                    ---------------------------------------------------------------------
                    ---------------------------------------------------------------------
             30-40     0        1       12      17       5        6        0       0
                    ---------------------------------------------------------------------
                    ---------------------------------------------------------------------
             40-50     2        0       22      29       17       5        2       0
                    ---------------------------------------------------------------------
                    ---------------------------------------------------------------------
LTVs         50-60     2        0       58      80       42       15       7       0
                    ---------------------------------------------------------------------
                    ---------------------------------------------------------------------
             60-70     4        7      141      147     110       40      12       4
                    ---------------------------------------------------------------------
                    ---------------------------------------------------------------------
             70-80     10       3      244      621     865      279      63       15
                    ---------------------------------------------------------------------
                    ---------------------------------------------------------------------
             80-90     1        0      129      845     787      245      43       17
                    ---------------------------------------------------------------------
                    ---------------------------------------------------------------------
            90-100     0        0       0       21      379      125      28       3
                    ---------------------------------------------------------------------
                    ---------------------------------------------------------------------
              100+
                    ---------------------------------------------------------------------

Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below. The sum of the percentages for the with MI and without MI percentages should equal 100%. The sum of the loans in the matrices below should equal the number of loans in the pool. If FICO is not available for loan, default to <450 bucket. If deal does not have MI, provide data for the entire pool in the "Loans without MI" matrix.